                                                                   Exhibit 10.10

                              RELOCATION AGREEMENT
                              --------------------

     This RELOCATION AGREEMENT (this "Agreement") is made and entered into as of
                                      ---------
December __, 1996 (the "Execution Date"), by and between UNWIRED PLANET, INC., a
                        --------------
Delaware corporation (the "Company"), and CHARLES PARRISH ("Employee").
                           -------                          --------

     WHEREAS, the Company acknowledges that Employee is a key employee of the Company; and

     WHEREAS, the Company acknowledges the disparity in cost of living and housing costs between Atlanta, Georgia, where Employee and his family currently reside, and the San Francisco Bay Area, and wishes to induce Employee to relocate from Atlanta to the San Francisco Bay Area without undue hardship; and

     WHEREAS, the Company wishes to help ensure Employee's continued dedication and loyalty to the Company:

     NOW THEREFORE, the Company and Employee hereby agree as follows:

     1.  Relocation Compensation.  The Company agrees to pay to Employee a
         -----------------------
relocation compensation payment of $3,570 on the first day of each month commencing September 1, 1996 through and including July 1, 2003 and a final relocation compensation payment of $3,690 on August 1, 2003 (each such payment is referred to as a "Payment" and each such date is referred to as a "Payment
                     -------                                          -------
Date").
----

     2.  Term.  This Agreement shall commence on the Execution Date and shall
         ----
expire on the earlier of (i) the Company's or Employee's termination of Employee's employment with the Company, voluntarily or involuntarily, for any reason or for no reason, or upon Employee's death or disability, and (ii) the close of business on August 31, 2003. The Company's obligation to make any Payment on any Payment Date, and Employee's right to receive any Payment on any Payment Date, shall immediately terminate in the event Employee's employment with the Company is terminated by the Company or Employee, voluntarily or involuntarily, for any reason or for no reason, or upon Employee's death or disability.

     3.  Expense Reimbursement.  The Company agrees to reimburse Employee for
         ---------------------
all reasonable and customary moving and other relocation expenses to the extent set forth on the attached Exhibit A. The Company shall pay such expenses upon delivery to the Company of a receipt or other appropriate documentation for such expenses.

     4.  No Employment Rights.  Nothing contained in this Agreement is intended
         --------------------
or shall be construed to confer upon Employee any rights to employment or continued employment with the Company, or shall alter in any way the nature of Employee's current employment with the Company.

     5.  Governing Law.  This Agreement and all acts and transactions pursuant
         -------------
hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California applicable to contracts wholly made and performed in the State of California.

     6.  Dispute Resolution.  All actions or proceedings relating to the
         ------------------
Agreement shall be maintained in a court located in San Mateo County, State of California, and the parties hereto expressly consent to (i) the personal jurisdiction of the federal and state courts within San Mateo County, California, and (ii) service of process being effected upon them by registered mail sent to the address below.

     7.  Entire Agreement.  This Agreement constitutes the entire agreement of
         ----------------
the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

     8.  Modification.  This Agreement shall not be amended without the written
         ------------
consent of both parties hereto.

     9.  Severability.  In the event that any provision hereof becomes or is
         ------------
declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     10.  Construction.  This Agreement is the result of negotiations between
          ------------
and has been reviewed by each of the parties hereto and their respective counsel; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

     11.  Titles and Subtitles.  The titles and subtitles used in this Agreement
          --------------------
are used or convenience only and are not to be considered in construing or interpreting this Agreement.

     12.  Notices.  Any notice required or permitted by this Agreement shall be
          -------
in writing and shall be personally delivered or sent by prepaid registered or certified mail, return receipt requested, addressed to the other party at the address shown below or at such other address for which such party give notice hereunder. Notices sent be mail shall be deemed to have been given 72 hours after deposit in the United States mail.

     13.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts each of which shall be deemed an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

BORROWER:                                    COMPANY:

                                             UNWIRED PLANET, INC.
                                             A Delaware corporation

/s/ Charles Parrish                          By: /s/ Rick Smith
-------------------------------                  ------------------------------
CHARLES PARRISH                                  Title: CFO



Address: 390 Bridge Parkway                  Address: 390 Bridge Parkway
         Redwood Shores, CA 94065                     Redwood Shores, CA 94065

                                   EXHIBIT A

                     Moving and Other Relocation Expenses
                     ------------------------------------

     A.   Moving Expenses

          The following expenses are eligible for reimbursements/payment by the Company subject to the limitations indicated.

          1.  Transportation of household goods and automobiles; and

          2. Packing and unpacking of household goods. Insurance is provided based on the reasonable value of household goods.

     B.   In-Transit Expenses
          -------------------

          Reasonable in-transit travel expenses for Employee and his family from the former location to the new location by the most direct route.

     C.   Sale of Home
          ------------

          The Company will reimburse Employee for reasonable and customary closing costs of Employee associated with the sale of Employee's primary residence including:

          1.  Attorneys fees.
          2.  Real Estate commission not to exceed 6%.
          3.  Mortgage pre-payment penalties.
          4.  Tax stamps.
          5.  Recording fees.
          6.  Title insurance.

     D.   Purchase of Home
          ----------------

          The Company will reimburse Employee for reasonable and customary costs incurred in connection with the purchase of a home as follows:

          1.  Loan origination fees (2% maximum)
          2.  Title costs
          3.  Appraisal fees
          4.  Credit report fees
          5.  Transfer tax
          6.  Mortgage application fees
          7.  Recording fees
          8.  Termite/home inspection fees

     E.   Tax Gross Up
          ------------

          The Company will pay Employee an amount to provide a tax gross-up for reimbursement of moving and other relocation expenses covered by this Exhibit A.

                                LOAN AGREEMENT
                                --------------

     This LOAN AGREEMENT (this "Agreement") is entered into as of December __,
                                ---------
1996, by and between UNWIRED PLANET, INC., a Delaware corporation (the

"Company"), and CHARLES PARRISH ("Borrower").
 -------                          --------

                                   RECITALS

     A. The Company wishes to provide Borrower with assistance in purchasing a residence by lending Borrower money to help enable Borrower to make such a purchase.

     B. For the foregoing purpose, Borrower desires to have the right to borrow and the Company is willing to lend to Borrower an amount in cash up to $300,000 subject to adjustment as set forth below, which loan shall be secured by a deed of trust on such residence under the terms and conditions of this Agreement.

     NOW, THEREFORE, the Company and Borrower agree as follows:

     1.  The Loan.  Subject to the terms and conditions contained herein, the
         --------
Company, upon 30 days advance written request made by Borrower prior to August 1, 2003, will lend to Borrower an amount in cash equal to $300,000 less the aggregate amount of all payments made by the Company to Borrower pursuant to
Section 1 of that certain Relocation Agreement dated as of December __, 1996 between the Company and Borrower (the "Loan"). The date on which the Loan is
                                       ----
made is referred to as the "Loan Date."
                            ---------

     2.  The Note.  In consideration of the Company's delivery of the Loan on
         --------
the Loan Date, Borrower will execute and deliver the Note Secured By Deed of Trust (the "Note") in substantially the form attached hereto as Exhibit A.
            ----

     3.  Interest.  The Loan will not bear interest.
         --------

     4.  Deed of Trust.  Borrower will additionally execute and deliver the Deed
         -------------
of Trust With Assignment Of Rents to the Company as security for Borrower's obligation to repay the Loan.

     5.  Use of Proceeds.  Borrower agrees that the proceeds of the Loan will be
         ---------------
used only to purchase the new principal residence of Borrower.

     6.  No Employment Rights.  Nothing contained in this Agreement or in any of
         --------------------
the attachments or exhibits hereto is intended or shall be construed to confer upon Borrower any right to employment or continued employment with the Company, or shall alter in any way the nature of Borrower's current employment with the Company.

     7.  Successors and Assigns.  This Agreement shall inure to the benefit of
         ----------------------
the respective heirs, personal representatives, successors and assigns of the parties hereto.

     8.  Governing Law.  This Agreement and all acts and transactions pursuant
         -------------
hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California applicable to contracts wholly made and performed in the State of California.

     9.  Dispute Resolution.  All actions or proceedings relating to this
         ------------------
Agreement shall be maintained in a court located in San Mateo County, State of California, and the parties hereto expressly consent to (i) the personal jurisdiction of the federal and state courts within San Mateo County, California, and (ii) service of process being effected upon them by registered mail sent to the address set forth below.

     10. Entire Agreement.  This Agreement constitutes the entire agreement of
         ----------------
the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

     11. Modification.  This Agreement shall not be amended without the written
         ------------
consent of both parties hereto.

     12. Severability.  In the event that any provision hereof becomes or is
         ------------
declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     13. Construction.  This Agreement is the result of negotiations between
         ------------
and has been reviewed by each of the parties hereto and their respective counsel; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

     14. Titles and Subtitles.  The titles and subtitles used in this Agreement
         --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     15. Notices.  Any notice required or permitted by this Agreement shall be
         -------
in writing and shall be personally delivered or sent by prepaid registered or certified mail, return receipt requested, addressed to the other party at the address shown below or at such other address for which such party gives notice hereunder. Notices sent by mail shall be deemed to have been given 72 hours after deposit in the United States mail.

     16. Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     17. Further Acts.  Each party hereto agrees to execute, acknowledge and
         ------------
deliver or to cause to have executed, acknowledged and delivered, such other and further instruments and documents as may reasonably be requested by the other to carry out the purposes of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

UNWIRED PLANET, INC.


By:  /s/ Charles Parrish
------------------------------------
 Title:


Address: 390 Bridge Parkway
         Redwood Shores, CA  94065


     /s/ Rick Smith
------------------------------------

Address: 390 Bridge Parkway
         Redwood Shores, CA 94065

                                   EXHIBIT A

                         NOTE SECURED BY DEED OF TRUST
                         -----------------------------

$[LOAN AMOUNT]                                                   [LOAN DATE]
  -----------                                                     ---------
                                                  Redwood Shores, California

     FOR VALUE RECEIVED, the undersigned CHARLES PARRISH ("Borrower") HEREBY
                                                           --------
PROMISES TO PAY to the order of UNWIRED PLANET, INC., a Delaware corporation (the "Company"), at its principal offices at 390 Bridge Parkway, Redwood Shores,
      -------
California 94065, the sum of $[LOAN AMOUNT], on the terms and conditions
                               -----------
specified below:

     1.  Principal.  The principal amount of the loan evidenced by this Note
         ---------
shall be due and payable as follows: (a) in ____ equal monthly principal installments of $3,570 with the first principal payment due and payable on __________, 19__ [THE LAST DAY OF THE MONTH IN WHICH THE LOAN IS MADE] and the
                  ---------------------------------------------------
following ____ payments due and payable on the last date of each month thereafter through June 30, 2003, and (b) in one final principal payment of $3,690 (or such other amount as shall be due and payable hereunder) due and payable on July 31, 2003 (each date on which any principal payment is due is referred to as a "Payment Date").
                  ------------

     2.  Interest.  The loan evidenced by this Note will not bear interest.
         --------

     3.  Application of Payments.  Payment shall be made in lawful tender of the
         -----------------------
United States and shall be applied to the payment of principal. Prepayment of principal may be made any time without penalty.

     4.  Events of Acceleration.  The entire unpaid principal sum of this Note,
         ----------------------
shall, at the option of the Company, become immediately due and payable upon the occurrence of one or more of the following events:

         A. the failure of the Borrower to pay when due under this Note any installment of principal and the continuation of such default for more than thirty (30) days; or

         B. fifteen (15) days following the date the Borrower ceases for any reason to provide substantial services to the Company; or

         C. the failure of the Borrower to execute the Deed of Trust (as defined below) on his principal residence in California within thirty (30) days of a request from the Company; or

         D. if the Borrower shall sell, convey or alienate said property, or any part thereof, or shall be divested of this title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Company being first had and obtained; or

         E. the insolvency of the Borrower, the commission of any act of bankruptcy by the Borrower, the execution by the Borrower of a general assignment for the benefit of creditors, the filing by or against the Borrower of a general assignment for the benefit of creditors, the filing by or against the Borrower of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the Borrower, or the attachment of or execution against any property or assets of the Borrower; or

         F. the occurrence of any event of default under the Deed of Trust securing this Note or any obligation secured thereby.

     5.  Employment Requirement.  The benefits of the interest arrangements
         ----------------------
under this Note are not transferable by Borrower and are conditioned on the future performance of substantial services by the Borrower. For purposes of applying the provisions of this Note, the Borrower shall be considered to provide substantial services to the Company for so long as the Borrower renders services as a full-time employee of the Company.

     6.  Use of Proceeds; Security; Itemized Deductions.  The proceeds of the
         ----------------------------------------------
loan evidenced by this Note were applied solely to the purchase of the Borrower's principal residence in _____________, California. Payment of this Note shall be secured by a Deed of Trust With Assignment of Rents (the "Deed of
                                                                        -------
Trust") on such principal residence.  Borrower, however, shall remain personally
-----
liable for payment of this Note, and assets of the Borrower, in addition to the collateral under the Deed of Trust, may be applied to the satisfaction of the Borrower's obligations hereunder. Borrower hereby certifies that he reasonably expects to be entitled to and will itemize deductions for each year the loan evidenced by this Note is outstanding.

     7.  Collection.  If action is instituted to collect this Note, the Borrower
         ----------
promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection withsuch action.

     8.  Waiver.  No previous waiver and no failure or delay by the Company in
         ------
acting with respect to the terms of this Note or the Deed of Trust shall constitute a waiver of any breach, default, or failure of condition under this Note, the Deed of Trust or the obligations secured thereby. A waiver of any term of this Note, the Deed of Trust or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver.

     The Borrower waives presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs,expenses or losses and interest thereon; notice of interest on interest; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

     9.  Conflicting Agreements.  In the event of any inconsistencies between
         ----------------------
the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

     10.  Governing Law.  This Note shall be governed by and construed in
          -------------
accordance with the laws of the State of California applicable to contracts wholly made and performed in the State of California.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed as of the date and year first above written.

"BORROWER"


____________________________
Charles Parrish

                                      -3-